UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2007 (May 18, 2007)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On May 18, 2007, Nationwide Financial Services, Inc. (NFS) completed a public offering of $400.0 million aggregate principal amount of 6.75% fixed-to-floating rate Junior Subordinated Notes. The terms of the Junior Subordinated Notes are set forth in a Junior Subordinated Debt Indenture, dated as of May 18, 2007 (attached hereto as Exhibit 4.1 and incorporated herein by reference), as supplemented by the First Supplemental Indenture, dated as of May 18, 2007 (attached hereto as Exhibit 4.2 and incorporated herein by reference), each between NFS and Wilmington Trust Company, as trustee.

The Junior Subordinated Notes were issued pursuant to an Underwriting Agreement dated as of May 14, 2007, between NFS and Morgan Stanley & Co. Incorporated, as the representative of the several underwriters named in Schedule II to the Underwriting Agreement (the Underwriters). Pursuant to the Underwriting Agreement (attached as Exhibit 1.1 to NFS’ Current Report on Form 8-K dated May 17, 2007 and incorporated herein by reference), and subject to the terms and conditions expressed therein, NFS agreed to sell the Junior Subordinated Notes to the Underwriters, and the Underwriters agreed to purchase the Junior Subordinated Notes for resale to the public.

On May 18, 2007, in connection with the completion of the offering of the Junior Subordinated Notes, NFS entered into a Replacement Capital Covenant (attached hereto as Exhibit 4.3 and incorporated herein by reference), whereby NFS agreed for the benefit of holders of a series of NFS’ long-term indebtedness designated by NFS in accordance with the terms of the Replacement Capital Covenant from time to time ranking senior to the Junior Subordinated Notes that the Junior Subordinated Notes will not be repaid, redeemed or purchased by NFS on or before May 15, 2067, unless such repayment, redemption or purchase is made from the proceeds of the issuance of certain replacement capital securities and pursuant to the other terms and conditions set forth in the Replacement Capital Covenant.

The Junior Subordinated Notes were offered and sold by NFS pursuant to its registration statement on Form S-3 (File No. 333-132910).

Item 8.01 – Other Events

The information set forth, and the exhibits identified, in Item 1.01 are incorporated herein by reference.

On May 18, 2007, LeBoeuf, Lamb, Greene & MacRae LLP, counsel to NFS, issued an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Junior Subordinated Notes. Also on May 18, 2007, LeBoeuf, Lamb, Greene & MacRae LLP, tax counsel to NFS, issued an opinion and consent (attached hereto as Exhibits 8.1 and 23.2, respectively, and incorporated herein by reference) regarding certain United States federal income tax matters.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 4.1	Junior Subordinated Debt Indenture dated as of May 18, 2007 between Nationwide Financial Services, Inc. and Wilmington Trust Company

Exhibit 4.2	First Supplemental Indenture dated as of May 18, 2007 to the Junior Subordinated Debt Indenture between Nationwide Financial Services, Inc. and Wilmington Trust Company

Exhibit 4.3	Replacement Capital Covenant dated as of May 18, 2007

Exhibit 4.4	Form of Junior Subordinated Note (included in Exhibit 4.2 above)

Exhibit 5.1	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP

Exhibit 8.1	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP

Exhibit 23.1	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 5.1 above)

Exhibit 23.2	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 8.1 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC. (Registrant)

Date: May 18, 2007	/s/ Timothy G. Frommeyer
Timothy G. Frommeyer Senior Vice President – Chief Financial Officer